                                                                    Exhibit 10.3

                             THIRD LEASE AMENDMENT
                             ---------------------

                                    Between

                         BENAROYA CAPITAL COMPANY, LLC

                                      And

                         TARGETED GENETICS CORPORATION


This Third Lease Amendment dated April 19, 2000 is attached to and made part of that certain Lease dated October 7, 1996, as amended in that Second Lease Amendment dated February 25, 2000, and that First Lease Amendment dated May 12, 1997, (the "Lease"), by and between Benaroya Capital, LLC., a Washington limited liability company, hereinafter called Lessor ("Lessor"), and Targeted Genetics Corporation, a Washington corporation, hereinafter called the Lessee ("Lessee"), covering Suite 100 located in the property commonly known as Metropolitan Park West and located at 1100 Olive Way, Seattle, Washington, 98101 (the "Premises"). The Premises are more particularly described in the Lease. The terms used herein shall have the same definitions as set forth in the Lease.

Now, therefore, in consideration of the mutual covenants and promises contained in this First Lease Amendment and the Lease, lessor and Lessee agree as follows:

1. Section 1, Premises. Effective March 1, 2001, Section 1, Premises, of the Lease is deleted and replaced with the following:

     "Lessor does hereby lease to Lessee those certain Premises, to wit: approximately 13,556 square feet of office space located on the first floor and on the twelfth floor as outlined on Exhibit A, attached hereto (hereinafter called "Premises") being situated within the Project known as Metropolitan Park West Tower."

2. Section 3, Monthly Minimum Rent. Section 3, Monthly Minimum Rent is amended as follows:

                     Period                     Monthly Minimum Rent
                     ------                     --------------------
               1/01/97 - 12/31/99                    $ 7,568.00
               1/01/00 - 2/29/00                     $ 7,869.00
               3/01/00 - 2/28/01                     $12,977.00
               3/01/01 - 12/31/01                    $35,820.00
               1/01/02 - 3/31/04                     $36,925.00

3.   Section 10, Additional Rent and Monthly Operating Expense Adjustments.
     Section 10 of the Lease, as previously amended under the First Lease Amendment, is hereby further amended as follows:

Targeted Genetics
Amendment 3, April 19, 2000
Page 2


     a) As a result of a revised method of calculating rentable area within office buildings as adopted by the Building Owners and Managers Association (the BOMA definition American National Standard Z65.1-
         1996), the total rentable square footage of the Building is revised to 337,069; the square footage of the Premises prior to March 1, 2001 is revised to 4,990.

     b) Prior to March 1, 2001, Lessee's prorata share of operating expenses remains 1.528%. After March 1, 2001, Lessee's prorata share will be increased to 4.022%.

     c) The Base Year for the current Premises (4,990 square feet) will remain unchanged (1996 for Lessor's non-controllable expenses and 1997 for Lessor's controllable expenses), and the Base Year for all operating expenses related to 8,566 square feet of space added by this Amendment will be 2001.

4.   Exhibit G, Paragraph 3, Expansion Option, is hereby deleted.

5. Exhibit G, Paragraph 4, Parking. Upon occupancy of the additional 8,566 square feet located on the 12th floor of the Building, Lessee shall be entitled to lease a total of eleven (11) parking stalls. All parking shall be located in the Building Garage, in the Metropolitan North Garage, or on nearby surface lots and will be at market rates.

6.   Exhibit G, Paragraph 5, Option to Cancel , is hereby deleted.

7.   Exhibit G, Paragraph 6, Additional Space, is hereby deleted.

8. Except as otherwise modified by the terms of this Third Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect.


LESSOR:                                LESSEE:

BENAROYA CAPITAL COMPANY, LLC          TARGETED GENETICS CORPORATION



/s/ Larry R. Benaroya                  /s/ James A. Johnson
----------------------                 ----------------------
By:  Larry R. Benaroya                 By:  James A. Johnson
Its: Manager                           Its: Senior V.P. & CFO

Targeted Genetics
Amendment 3, April 19, 2000
Page 3


STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

              /s/ Rebecca A. Bethel
              ------------------------------------------------------------------
              Notary Public in and for the
              State of                                Washington
              ------------------------------------------------------------------
              Residing at                             Seattle
              ------------------------------------------------------------------
              Commission expires                      11/9/02
              ------------------------------------------------------------------
              Print Name                              Rebecca A. Bethel
              ------------------------------------------------------------------


STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that James A. Johnson is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged he/she is the Sr. V.P. & CFO, of Targeted Genetics Corporation, a Washington corporation, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

              /s/ N. Amy Tsuruta Jones
              ------------------------------------------------------------------
              Notary Public in and for the
              State of                                Washington
              ------------------------------------------------------------------
              Residing at                             Maple Valley, WA
              ------------------------------------------------------------------
              Commission expires                      01/21/03
              ------------------------------------------------------------------
              Print Name                              N. Amy Tsuruta Jones
              ------------------------------------------------------------------


EXHIBIT A
Premises
--------

Diagram of Twelfth Floor of Metropolitan Park West Building